Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, No. 333-08437.


                                      /s/ Arthur Andersen LLP

Phoenix, Arizona
March 23, 2001